                                                                Exhibit 10.43

                                 AMENDMENT NO. 2

                                     TO THE

                             RETROCESSION AGREEMENT

                                     BETWEEN

                         ALLSTATE LIFE INSURANCE COMPANY

                                       AND

                           ALLSTATE REINSURANCE, LTD.

WHEREAS, Allstate Life Insurance Company ("Ceding Company") and Allstate Reinsurance Ltd. ("Reinsurer") entered into a Retrocession Agreement effective as of January 1, 1998 ("Agreement"), which Agreement incorporated an Addendum to Retrocession Agreement dated November 12, 1998 ("Addendum"); and

WHEREAS, the concerns relating to C-3 RBC risk which necessitated the Addendum no longer exist; and

WHEREAS, the parties desire to change the Modified Coinsurance Reserve Adjustment in the Agreement; and

NOW, THEREFORE, it is agreed by the parties that the Agreement is hereby amended as provided below.

          1.   The following paragraphs and definitions are deleted from
               Article I:

               a.)  Paragraph A. "Ceding Company's Product Capital".
               b.) Paragraph B. "Ceding Company's Average Product Capital". c.) Paragraph C. "Ceding Company's Cumulative Average Product
                    Capital".
               d.) Paragraph G. "Cumulative Product Rate of Return (CPRR)". e.) Paragraph U. "Reinsurer's Capital".
               f.)  Paragraph V. "Reinsurer's Average Capital".
               g.) Paragraph W. "Reinsurer's Cumulative Average Capital". h.) Paragraph Y. "Statutory Net Income".
               i.)  Paragraph Z. "Statutory Cumulative Net Income".

          2.)  The following new definition is added to Article I:

                    "Policyholder New Business Suspense Balances" shall mean premiums collected from policyholders which have not been processed at month end and therefore are not included in the Modified Coinsurance Reserves.

          3.) Article V, Paragraph A, is amended by replacing subparagraphs (1) and (2) with the following new subparagraphs:

                    (1) the amount of Modified Coinsurance Reserves held at theend of the month plus Policyholder New Business Suspense Balances;

                    (2) the amount of Modified Coinsurance Reserves plus Policyholder New Business Suspense Balances held at the end of the immediately preceding month.

          4.) Article V is further amended by replacing the first sentence of Paragraph B with the following new sentence:

                    The interest to be paid will be the Modco Interest Rate on the Average of the Modified Coinsurance Reserves plus Policyholder New Business Suspense Balances held at the end of the month and those held at the end of the immediately preceding month.

          5.)  Article VII is deleted in its entirety.

          6.) Exhibit C is amended by deleting Paragraphs A, B and C, and replacing them with the following new paragraph:

                              The Reinsurer will reimburse the Ceding Company
                    for the Cost of Capital Charge. The Cost of Capital Charge will be equal to 24 annual basis points of Net Premiums due the Ceding Company on each monthly settlement.

          7.)  Exhibit D is amended by deleting the following line:

                              Cost of Capital Charge (for each calendar year).

          8.) Except as otherwise amended hereby, the Agreement shall remain unchanged.

          9.)  This Amendment shall be effective as of _____________, 1999.

IN WITNESS HEREOF, the parties to the Agreement have caused this Amendment to be duly executed in duplicate by their respective officers on the dates shown below.

ALLSTATE REINSURANCE, LTD.

By:
   ----------------------------------

Title:
      -------------------------------

Date:
      -------------------------------

ALLSTATE LIFE INSURANCE COMPANY

By:
   ----------------------------------

Title:
      -------------------------------

Date:
      -------------------------------